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                                                                   EXHIBIT 10.26

                       STOCK PLEDGE AND SECURITY AGREEMENT

      THIS STOCK PLEDGE AND SECURITY AGREEMENT is made this 30th day of September, 1999 by and between General Automation, Inc. ("Pledgor"), Comerica Bank-California ("Bank"), and Pacific Mezzanine Fund, L.P. ("PMF" or "Pledge Holder").

                                    RECITALS

            A. Bank has entered into a Loan and Security Agreement dated December 18, 1997, as amended from time to time (the "Bank Loan Agreement"), with Pledgor, as borrower ("Borrower"). All capitalized terms used herein without definition have the meanings ascribed to them in the Bank Loan Agreement.

            B. PMF has entered into a Loan Agreement dated September __, 1999 (the "PMF Loan Agreement"), with Pledgor, as borrower.

            C. Pledgor is the record and beneficial owner of ___% of the outstanding shares of the Common Stock of Liberty ________, a ___________ corporation (the "Stock"), as more particularly described in Exhibit A hereto, together with all proceeds and substitutions of any thereof, all interest paid thereon, and all other cash and noncash proceeds of the foregoing (the "Pledged Collateral").

            D. Bank has required as a condition of entering into the Second Amendment to the Bank Loan Agreement that Pledgor deliver this Pledge Agreement to secure the obligations of Borrower under the Bank Loan Agreement. PMF has required as a condition of entering into the PMF Loan Agreement that Pledgor deliver this Pledge Agreement to secure the obligations of Borrower under the PMF Loan Agreement.

      NOW, THEREFORE, Pledgor, Bank and PMF agree as follows:

      1. Pledge of Collateral. Pledgor hereby pledges to Bank and grants to Bank a security interest in the Pledged Collateral, as security for the prompt performance of all of Borrower's obligations under the Loan Agreement (the "Bank Obligations"). Pledgor also hereby pledges to PMF and grants to PMF a security interest in the Pledged Collateral, junior and subordinate to Bank's interest, as security for the prompt performance of all of Borrower's obligations under the PMF Loan Agreement (the "PMF Obligations").

      2. Delivery, Holding and Rights to Pledged Collateral. Any certificate or certificates for the securities included in the Pledged Collateral, accompanied by an instrument of assignment duly executed in blank by Pledgor, have been, or will be immediately upon the subsequent receipt thereof by Pledgor, delivered by Pledgor to Pledge Holder, and Pledge Holder hereby acknowledges receipt of the Pledged Collateral and endorsed assignment instrument. Pledge Holder shall hold the Pledged Collateral first for the benefit of Bank as security for repayment of the Bank Obligations, and second for the benefit of PMF as security for repayment of the PMF Obligations. PMF agrees that its interest in the Pledged Collateral is junior to the interest of the Bank in the Pledged Collateral.

      3. Representations, Warranties and Covenants. Pledgor represents and warrants to and covenants with Bank and PMF that:

            3.1 The Pledged Collateral is owned by Pledgor free and clear of any security interests, liens, encumbrances, options or other restrictions created by Pledgor, senior in interest or priority to that granted Bank hereby;

            3.2 Pledgor has full power and authority to create a first lien on the Pledged Collateral in favor of Bank and a second lien on the Pledged Collateral in favor of PMF and no disability or contractual obligation exists that would prohibit Pledgor from pledging the Pledged Collateral pursuant to this Agreement, and Pledgor will not



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assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral senior to the first priority security interest granted to Bank and the second priority security interest granted to PMF hereby; and

            3.3 The Pledged Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Pledgor knows of no reasonable grounds for the institution of any such proceedings.

      4. Release of Pledged Collateral. Upon (a) receipt of notice from Bank that Pledgor has satisfied in full the Bank Obligations and (b) Borrower's satisfaction in full the PMF Obligations, Pledge Holder shall release the Pledged Shares to Pledgor and Pledge Holder shall have no further duties or obligations hereunder.

      5. Event of Default as to Bank. Each of the following shall constitute an event of default by Pledgor as to Bank ("Bank Event of Default") hereunder:

            5.1 The occurrence of an Event of Default under the Bank Loan Agreement; or

            5.2 The breach of any provision of this Agreement by Pledgor or the failure by Pledgor to observe or perform any of the provisions of this Agreement.

      6. Bank's Remedies Upon a Bank Event of Default. Upon the occurrence of a Bank Event of Default, Bank shall have the right to exercise all such rights as a secured party under the California Uniform Commercial Code as it, in its sole judgment, shall deem necessary or appropriate, including the right to liquidate the Pledged Collateral and apply the proceeds thereof to reduce the principal amount outstanding under the Bank Loan Agreement. After the disposal of any of the Pledged Collateral, Bank may deduct all reasonable legal and other expenses and attorney's fees for protecting its interest and enforcing its remedies under the Bank Loan Agreement and this Agreement and shall apply the residue of the proceeds to, or hold as a reserve against, the Bank Obligations in such manner as Bank in its reasonable discretion shall determine, and shall pay the balance, if any to Pledgor.

      7. Event of Default as to PMF. Termination of the Standstill Period, defined in and provided for in paragraph 3 of the Subordination Agreement dated September __, 1999 between Bank and PMF, along with one of the following events, shall constitute an event of default by Pledgor as to PMF ("PMF Event of Default") hereunder:

            (a) The occurrence of an Event of Default under the PMF Loan Agreement; or

            (b) The breach of any provision of this Agreement by Pledgor or the failure by Pledgor to observe or perform any of the provisions of this Agreement.

      8. PMF's Remedies Upon a PMF Event of Default. Upon the occurrence of a PMF Event of Default and five business days after written notice to Bank, PMF shall have the right to exercise all such rights as a secured party under the California Uniform Commercial Code as it, in its sole judgment, shall deem necessary or appropriate, including the right to liquidate the Pledged Collateral and apply the proceeds thereof to reduce the principal amount outstanding under the PMF Loan Agreement. After the disposal of any of the Pledged Collateral, PMF may deduct all reasonable legal and other expenses and attorney's fees for protecting its interest and enforcing its remedies under the PMF Loan Agreement and this Agreement and shall apply the residue of the proceeds to, or hold as a reserve against, the PMF Obligations in such manner as PMF in its reasonable discretion shall determine, and shall pay the balance, if any to Pledgor.

      9. Amendment of Loan Documents. Pledgor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to
(a) renew, extend, or otherwise change the terms of the Guaranty or the Loan Documents or any part thereof; (b) take and hold security for the payment of the Obligations, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.



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      10.   Pledgor Waivers. Pledgor waives any right to require Bank to (a)
proceed against Borrower, any Guarantor or any other person; (b) proceed against or exhaust any security held from Borrower or any Guarantor; (c) marshal any assets of Borrower or any Guarantor; or (d) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Pledgor hereunder. Pledgor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Pledgor waives any setoff, defense or counterclaim that Borrower may have against Bank. Pledgor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the Obligations Borrower owes to Bank have been paid in full, Pledgor shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and Pledgor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Pledgor waives all rights to participate in any security now or hereafter held by Bank. Pledgor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional indebtedness. Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by Pledgor, Bank shall have no duty to advise Pledgor of information known to Bank regarding such condition or any such circumstances. Pledgor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and
3433.

      11.   Obligations of Pledge Holder.

            11.1 Determination of Bank Event of Default. Pledge Holder shall have no duty or right to determine the existence of a Bank Event of Default, but may, without any liability whatsoever, rely upon the written notice of Bank that such default has occurred.

            11.2 Notice to Pledge Holder. Unless otherwise provided for in this Pledge Agreement, no notice, demand or change of instructions of any kind to Pledge Holder shall be effective unless in writing, signed by both Pledgor and Bank, and consented to by Pledge Holder in writing.

            11.3 Bankruptcy of a Party. Bankruptcy, insolvency, dissolution, or absence of any party hereto shall not affect performance on the part of the Pledge Holder.

            11.4 Duties of Pledge Holder. Pledge Holder shall carry out its duties under this Pledge Agreement to the best of its ability and in recognition of the priorities to the Pledged Collateral as set forth in paragraph 2 hereof.

            11.5 Deposit of Pledged Shares in Court. In case any demand is made by Pledgor, Bank or Pledge Holder, or any of them, which is not assented to by the other of said parties and which said party has no right to make independent of the other, Pledge Holder may at its option be relieved from all liability to either Pledgor or Bank by depositing all of the Pledged Collateral in its possession or control with the Superior Court for the City and County of Santa Clara, for the purpose of permitting the Pledgor, Bank and PMF to litigate their respective rights in said court. The receipt by the Clerk of said court (whether or not said deposit is made pursuant to court order) shall discharge Pledge Holder from all liability to Pledgor or Bank, and the same may be pleaded as a bar to any action against Pledge Holder.

      12. Indemnity of Pledge Holder. Pledgor shall indemnify and hold Pledge Holder harmless from all costs, expenses, damages, losses, attorneys' fees, liabilities, and judgments which Pledge Holder may incur or suffer by reason of performance of this Pledge Agreement. In the event of any litigation in respect of this Pledge Agreement, or in the event Pledge Holder commences an interpleader action, Pledgor promises to pay and reimburse Pledge Holder for all costs, expenses, damages, losses, attorneys' fees, liabilities, or judgments which may be incurred or suffered by Pledge Holder.



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      13.   Notices. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid telefacsimile to Pledgor, Bank or PMF (Pledge Holder), as the case may be, at its addresses set forth below:

            If to Pledgor:            General Automation, Inc.
                                      17731 Mitchell North
                                      Irvine, CA 92714
                                      Attn: Richard Nance
                                      Fax: (408) 745-6250

              If to Bank:             Comerica Bank-California
                                      55 Almaden Blvd., Second Floor
                                      San Jose, CA 95113
                                      Attn: Roland Tucker
                                      Fax: (408) 556-5855

              If to Pledge Holder:    Pacific Mezzanine Fund, L.P.
                                      2200 Powell Street, Suite 1250
                                      Emeryville, CA 94608
                                      Attn:  Andrew B. Dunike
                                      Fax: (510) 595-9801

      The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

      14.   Choice Of Law And Venue; Jury Trial Waiver.

            This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Pledgor, Bank and PMF hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. PLEDGOR, BANK AND PMF EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      15.   General Provisions.

            15.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Pledgor without Bank and PMF's prior written consent, which consent may be granted or withheld in Bank or PMF's sole discretion. Bank and PMF shall have the right without the consent of or notice to Pledgor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank or PMF's obligations, rights and benefits hereunder.

            15.2 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.



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            15.3  Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            15.4 Amendments in Writing, Integration. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

            15.5 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

            15.6 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                           Bank:

                                           COMERICA BANK-CALIFORNIA

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           Pledgor:

                                           GENERAL AUTOMATION, INC.

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           Pledge Holder:

                                           PACIFIC MEZZANINE FUND, L.P.

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------



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                                    EXHIBIT A

Pledgor Name                  Certificate Number          Number of Shares/Units
------------                  ------------------          ----------------------






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